UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________
FORM 8-K
_______________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 6, 2014
 _______________________________________
MARRIOTT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
 _______________________________________

Delaware	1-13881	52-2055918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland		20817
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (301) 380-3000
 _______________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.
On October 6, 2014, Marriott International, Inc. (“we”) entered into a Terms Agreement with J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., and the other Underwriters listed on Schedule I thereto (the “Terms Agreement,” which incorporates by reference the Underwriting Agreement General Terms and Provisions, dated June 9, 2006 (the “Underwriting Agreement”) (which we previously filed on June 14, 2006 as Exhibit 1.1 to our Current Report on Form 8-K)) to issue $400 million aggregate principal amount of our 3.125% Series N Notes due 2021 (the “Notes”). On October 9, 2014, we received net proceeds of approximately $394.2 million from the offering of the Notes, after deducting the underwriting discount and estimated expenses of the offering. We expect to use these proceeds for general corporate purposes, which may include working capital, capital expenditures, acquisitions, stock repurchases or repayment of commercial paper borrowings as they become due.
We will pay interest on the Notes on April 15 and October 15 of each year, commencing on April 15, 2015. The Notes will mature on October 15, 2021, and we may redeem them, in whole or in part, at our option, under the terms provided in the Form of Note.
We issued the Notes under an indenture dated as of November 16, 1998 with The Bank of New York Mellon, as successor to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank, as trustee (the “Indenture”) (which we previously filed as Exhibit 4.1 to our Annual Report on Form 10-K for the fiscal year ended January 1, 1999).

In connection with the public offering of the Notes, we filed a Prospectus dated February 16, 2012 and a Prospectus Supplement dated October 6, 2014 with the Securities and Exchange Commission, each of which forms a part of our Registration Statement on Form S-3 (Registration No. 333-179554) (the “Registration Statement”). We are filing the Terms Agreement, the Indenture Officer’s Certificate pursuant to Section 301 of the Indenture, the form of Note, and a legal opinion of our counsel, Gibson, Dunn & Crutcher LLP, on the Notes as exhibits to this report for the purpose of incorporating them as exhibits to the Registration Statement.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits. We are filing the following exhibits with this report:

	Exhibit 1.1	Terms Agreement, dated October 6, 2014, among Marriott International, Inc. and the Underwriters named therein.

	Exhibit 4.1	Form of Note for the 3.125% Series N Notes due 2021.

	Exhibit 4.2	Indenture Officer’s Certificate pursuant to Section 301 of the Indenture, dated October 9, 2014.

	Exhibit 5.1	Opinion of Gibson, Dunn & Crutcher LLP, dated October 9, 2014.

	Exhibit 23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 to this report).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: October 9, 2014

	By:	/s/ Bao Giang Val Bauduin
Bao Giang Val Bauduin
Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Terms Agreement, dated October 6, 2014, among Marriott International, Inc. and the Underwriters named therein.

Exhibit 4.1	Form of Note for the 3.125% Series N Notes due 2021.

Exhibit 4.2	Indenture Officer’s Certificate pursuant to Section 301 of the Indenture, dated October 9, 2014.

Exhibit 5.1	Opinion of Gibson, Dunn & Crutcher LLP, dated October 9, 2014.

Exhibit 23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 to this report).

4